                                                              Exhibit 23


INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in Post-Effective Amendment No. 1 to Registration Statement No. 33-12513 and in Registration Statement
No. 33-49849 of Union Pacific Corporation on Forms S-8 of our report dated June 16, 1994 appearing in Exhibit 99(a) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1993.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
New York, New York

June 28, 1994

                                                              Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-52277 of Union Pacific Corporation on Form S-8 of our report dated May 13, 1994 appearing in Exhibit 99(b) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1993.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
Houston, Texas

June 28, 1994

                                                              Exhibit 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 33-49785 of Union Pacific Corporation on Form S-8 of our report dated May 9, 1994 appearing in Exhibit 99(c) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1993.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
Omaha, Nebraska

June 28, 1994

                                                              Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-51735 of Union Pacific Corporation on Form S-8 of our report dated May 23, 1994 appearing in Exhibit 99(d) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the year ended December 31, 1993.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
San Jose, California

June 27, 1994

                                                              Exhibit 23


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement No. 33-53968 of Union Pacific Corporation on Form S-8 of our report dated May 9, 1994 appearing in Exhibit 99(e) of Amendment No. 1 to the Annual Report on Form 10-K of Union Pacific Corporation for the fiscal year ended December 31, 1993.

/s/ Deloitte & Touche

DELOITTE & TOUCHE
Omaha, Nebraska

June 27, 1994